SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28th, 2006

Reese Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-113296	98-0409895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 Chestnut Street, Vancouver, BC	V6J 3K3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604-221-4988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On June 28th, 2006, the Company’s head office was moved from 1450 Chestnut Street, Vancouver, BC, Canada V6J 3K3, with phone number (604) 221-4988, to 237 Argyle Avenue, Suite 100, Ottawa, Ontario, Canada K2P 1B8 with phone number (613) 225-7883.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REESE CORP.

/s/ Boris Machula

Boris Machula

President, Principal Executive Officer, Principal Financial Officer

Date: June 29th, 2006